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                                                                   EXHIBIT 22.01

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====================================================================================================================================
                                                            AMERIQUEST
                                                         TECHNOLOGIES, INC.
====================================================================================================================================
    100%            50.1%          100%                  100%                                      100%
- -----------     ----------      -----------     ----------------------     ---------------------------------------------------------
Ameriquest/     Robec, Inc.     Ameriquest/               CDS                                CMS Enhancement, Inc.
NCD, INC.        (Penn.)        Kenfil Inc.        Distribution Inc.                              (Delaware)
(Florida)                       (Delaware)      (Vitronix, MSG, Rhino)
                                                     (Delaware)
- -----------     ----------      -----------     ----------------------     ---------------------------------------------------------

                                                                           -------------  -----------------  ----------------------
                                                                               AnyBus            CMS                   CMS
                                                                            Technology       Enhancements,        Enhancements,
                                                                            Corporation          Inc.                 Inc.
                                                                            (California)     (s) PTE Ltd.       (Aust.) Pty.LTD/
                                                                                             (Singapore)
                                                                           -------------  -----------------  ---------------------
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